SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 Amendment No.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

                             Mercantile Funds, Inc.
                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: ___________

(2) Aggregate number of securities to which transaction applies: ______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________

(4) Proposed maximum aggregate value of transaction: __________________________

(5) Total fee paid: ___________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ___________________________________________________

(2) Form, Schedule or Registration Statement No.: _____________________________

(3) Filing Party: _____________________________________________________________

(4) Date Filed: _______________________________________________________________

      PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE SECURITIES AND
                              EXCHANGE COMMISSION


                             MERCANTILE FUNDS, INC.

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                         LIMITED MATURITY BOND FUND and
                             TOTAL RETURN BOND FUND

                                                                    June 6, 2003

To the Shareholders of the
   Limited Maturity Bond Fund and Total Return Bond Fund, each a series of Mercantile Funds, Inc.

      A Special Meeting of Shareholders (the "Meeting") of the Limited Maturity Bond Fund and Total Return Bond Fund (each a "Fund"), each a series of Mercantile Funds, Inc. (the "Company") will be held on July 7, 2003 at the offices of Mercantile Capital Advisors, Inc., each Fund's investment adviser ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201, at 9:00 a.m. to:

(1) Approve or disapprove a Sub-Advisory Agreement for each Fund between Mercantile and Boyd Watterson Asset Management, LLC; and

(2) Transact such other business as may properly come before the Meeting or any adjournment of the Meeting.

      The Proxy Statement attached to this Notice discusses Proposal No. 1. The Company invites each shareholder of each Fund to attend the Meeting in person. Shareholders of record at the close of business on May 30, 2003 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy so that the Company can hold the Meeting and vote the maximum number of shares.

      The Company has been advised by Mercantile that certain customers of its parent company, Mercantile-Safe Deposit & Trust Company ("MSD&T"), who are beneficial owners of shares of common stock of the Funds, have elected not to receive proxy materials with respect to investments held of record for their benefit by MSD&T. Mercantile and MSD&T have asked the Company to advise shareholders in that category that the enclosed proxy materials are being to provided to them in this case in order to comply with legal requirements applicable to the Company and Mercantile. Those customers who receive these materials are requested to complete the enclosed proxy and return it in the postage-paid envelope provided.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

   In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy regardless of whether you plan to attend the Meeting. The enclosed addressed envelope requires no postage and is intended for your convenience.
--------------------------------------------------------------------------------

      By order of the Board of Directors,

      Jennifer E. Vollmer
      Secretary

      PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE SECURITIES AND
                              EXCHANGE COMMISSION


                             MERCANTILE FUNDS, INC.
                                Two Hopkins Plaza
                            Baltimore, Maryland 21201
                                 1-800-551-2145

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Mercantile Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") of the Company's Limited Maturity Bond Fund and Total Return Bond Fund (each a "Fund" -and collectively, the "Funds") to be held at the offices of Mercantile Capital Advisors, Inc., each Fund's investment adviser ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 on July 7, 2003 at 9:00 a.m.

      The Company expects to solicit proxies primarily by mail. The Company's officers and service contractors also may solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. The Company expects to distribute this Proxy Statement and the enclosed proxy to the Funds' shareholders on or about June 6, 2003.

      A proxy for each Fund is enclosed for the shares that you own in that Fund. If you return a properly executed proxy to the Company, the Company will vote those shares represented by the proxy at the Meeting in accordance with its stated instructions. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present in person at the Meeting and wish your shares to be voted, please complete the proxy and mail it in the enclosed reply envelope.

      The Company will furnish, without charge, copies of its Annual and Semi-Annual Reports dated May 31, 2002 and November 30, 2002, respectively, to any shareholder upon request. You may obtain the Company's Annual and Semi-Annual Reports to shareholders by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-551-2145. The Company's Annual and Semi-Annual Reports are also available on the Company's public website at www.MercantileMutualFunds.com.

                                 PROPOSAL No. 1

             APPROVAL OF SUB-ADVISORY AGREEMENT WITH BOYD WATTERSON

      Background. At the Meeting, shareholders of each Fund will be asked to approve a Sub-Advisory Agreement between Mercantile and Boyd Watterson Asset Management, LLC ("BWAM").

      Mercantile is the current investment adviser to each Fund under an existing Advisory Agreement with the Company dated July 24, 1998. The Advisory Agreement was last approved by the Board on May 9, 2003, and by each Fund's shareholders on July 24, 1998. The Advisory Agreement authorizes Mercantile to employ sub-advisers to perform, under Mercantile's supervision, any or all of the advisory services described in the Advisory Agreement, provided that Mercantile pays all of the sub-adviser's compensation.

      At its regular meeting held on May 9, 2003, the Board, including a majority of the Directors who were not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, voted to appoint BWAM as the sub-adviser of each Fund to manage all of the Fund's assets, and to approve a Sub-Advisory Agreement between Mercantile and BWAM on behalf of each Fund, subject to approval by that Fund's shareholders.

      BWAM utilizes a fixed-income investment approach that focuses primarily on moderate duration shifts to take advantage of changes in interest rates. Additional opportunities for return are generated by sector and maturity allocation and security selection. In implementing its enhanced core fixed income philosophy, BWAM employs the following investment approaches:

      o Interest Rate Analysis. BWAM analyzes U.S. and international economic conditions; incorporates quantitative analysis from a proprietary interest rate model; identifies distribution among maturities to maximize anticipated changes in the shape of the yield curve; and forecasts changes in the direction of the interest rates to capitalize on opportunities to generate above-average returns from interest rate movements.

      o Sector Allocation. BWAM utilizes active sector rotation to identify undervalued areas of the fixed income market and enhance yield; assesses relative value of sectors and industries based on an analysis of general trends; and identifies changing dynamics that result from economic and political conditions.

      o Maturity. BWAM limits investment in longer-maturity bonds to less risky sectors such as U.S. Treasuries, agencies and high-quality corporate bonds.

      o Credit Research. BWAM screens and selects securities using both a bottom-up and top-down approach by studying an issuer's business strategy, management, market position or leadership, capital, cash flows and debt balances, as well as economic conditions such as business cycles and trends.

      o Return Enhancement. BWAM purchases high-yield and emerging market securities, concentrating in short and intermediate maturities, to enhance the returns of the core holdings.

      Day-to-day management of each Fund's portfolio will be the responsibility of the following investment professionals:

      o Brian L. Gevry, CFA, Chief Operating Officer and Assistant Chief Investment Officer of BWAM, will serve as the portfolio manager for each Fund with the assistance of a co-portfolio manager. Mr. Gevry joined BWAM in 1991. He has a BA from Cleveland State University and an MBA from Case Western Reserve University. He has 12 years of investment experience and oversees all trading and portfolio management activities at BWAM. Member of the Cleveland Society of Security Analysts.

      o Deborah S. Winch, CFA, Senior Vice President of BWAM, will serve as co-portfolio manager for the Limited Maturity Bond Fund. Ms. Winch joined BWAM in 1990. She has a BA from Ursuline College and has 11 years of investment experience. Vice President of the Cleveland Society of Security Analysts.

      o David M. Dirk, CFA, Vice President of BWAM, will serve as co-portfolio manager for the Total Return Bond Fund. Mr. Dirk joined BWAM in 1996. He has a BA from Baldwin-Wallace College and an MBA from Case Western Reserve University and has 6 years of investment experience. Member of the Cleveland Society of Security Analysts.

      The BWAM fixed income investment strategy committee consists of six members. Although BWAM emphasizes a team approach, each member of the committee has a primary and secondary focus. In addition to Mr. Gevry, Ms. Winch and Mr. Dirk, the following investment professionals are members of the strategy committee:

      o Clyde E. Bartter, CFA, CPA, CIC, Chairman, Chief Executive Officer and Chief Investment Officer of BWAM. Mr. Bartter joined BWAM in 1983. He has a BA and a Ph.D. from Baldwin-Wallace College and an MBA from Case Western Reserve University. He has 49 years of investment experience. Past president of the Cleveland Society of Security Analysts and past member of the Financial Analysts Federation Advisory Board to the Financial Accounting Standards Board.

      o James R. Shirak, Senior Vice President of BWAM. Mr. Shirak joined BWAM in 2000. His previous experience includes being a founding partner of Sterling Asset Management and serving as a senior investment officer for several large institutions. He has a BA and an MBA from Ohio University and has 37 years of investment experience. Member of the Cleveland Society of Security Analysts.

      o Michael E. Bee, Senior Vice President of BWAM. Mr. Bee joined BWAM in 1990. His previous experience includes serving as a senior analyst with Northern Trust Co. He has a BS from DePaul University and an MBA from John Carroll University and has 14 years of investment experience. Member of the Cleveland Society of Security Analysts.

      From the establishment of BWAM's founding company, Boyd & Co., in 1928, BWAM has been involved in continuous asset management for over 75 years. As of March 31, 2003, BWAM managed $3.6 billion of assets on behalf of corporate retirement funds; endowments; Taft-Hartley funds; states, municipalities and municipal authorities; and health care organizations. BWAM is an indirect wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company ("MSD&T"). MSD&T is a wholly-owned subsidiary of Mercantile Bankshares Corporation ("Mercantile Bankshares"), a publicly-held financial holding company regulated by the Federal Reserve under the Bank Holding Company Act (see "Additional Information -- Information About Mercantile"). BWAM's principal offices are located at 1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44114.

      Shareholder Approval. If each Fund's shareholders approve the Sub-Advisory Agreement at the Meeting, BWAM will serve as each Fund's sub-adviser effective August 1, 2003. If a particular Fund's shareholders do not approve Proposal No. 1 at the Meeting or at an adjournment of the Meeting, Mercantile will continue to be the sole investment adviser of that Fund, in which case Mercantile will consider other alternatives, including the recommendation of one or more other sub-advisers.

      Terms and Conditions of the Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement with BWAM is attached to this Proxy Statement as Exhibit A, which qualifies in its entirety the following description of the Agreement.

      The Sub-Advisory Agreement provides that, subject to the supervision of the Board, BWAM will assist Mercantile in providing a continuous investment program for each Fund, including research and management for all of the Fund's securities, investments and cash. Mercantile will pay BWAM an annual fee of 0.075% of each Fund's average daily net assets for its services under the Sub-Advisory Agreement. These sub-advisory fees are Mercantile's sole responsibility and do not represent any additional expense to the Funds.

      Under the Sub-Advisory Agreement, BWAM will pay all expenses that it incurs in connection with its activities under the Agreement, other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any, related to their purchase and sale). The Sub-Advisory Agreement also provides that BWAM will: (a) use the same skill and care in providing its services as it uses in providing services to its other accounts for which it has investment responsibilities; (b) conform with all applicable rules and regulations of the Securities and Exchange Commission (the "SEC") under the 1940 Act and other applicable government regulations; (c) be responsible for taking action with respect to any proxies, notices, reports and other communications relating to any of the Funds' portfolio securities; (d) maintain all books and records relating to the securities transactions of the Funds and furnish Mercantile and the Board with such periodic and special reports as requested; (e) treat confidentially and as proprietary information of the Company all records and other information relating to the Company and the Funds; and (f) attend regular business and investment-related meetings of the Board, as requested.

      Under the Sub-Advisory Agreement, BWAM is not liable to the Company or any Fund shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, providing services under the Sub-Advisory Agreement, including any losses sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Funds. BWAM may be liable, however, for losses arising out of its willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Sub-Advisory Agreement or losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

      Under the Sub-Advisory Agreement, BWAM may select brokers and dealers for any purchase or sale of the Funds' assets, subject to BWAM's obligation to obtain "best price and best execution." BWAM may, in the allocation of portfolio brokerage and the payment of commissions, consider brokerage and research services that BWAM receives from brokers and dealers, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended.

      Any brokerage and research services received by Mercantile and BWAM (collectively, the "Advisers") supplement and do not replace the services that the Advisers must perform and does not reduce the advisory fees that the Funds pay to Mercantile. It is possible that certain of these services will primarily benefit one or more other investment companies or other accounts for which an Adviser exercises investment discretion. Conversely, a Fund may be the primary beneficiary of services that the Advisers receive as a result of portfolio transactions effected for other investment clients.

      The Advisers will make investment decisions for the Funds and for other investment accounts that they manage independently of each other, in light of differing conditions. Nevertheless, the Advisers may make the same investment decision for more than one account. In these cases, simultaneous transactions are inevitable. The Advisers would then allocate these transactions in a manner that the Advisers believe to be equitable to each account. While, in some cases, this practice could have a detrimental effect on the price or value of the security for a Fund, in other cases, it may be beneficial to that Fund. As permitted by law, the Advisers may, in executing transactions, aggregate purchase and sale orders for a Fund with those of other investment accounts. The Funds will not purchase portfolio securities from, or sell them to, Mercantile or BWAM, or any affiliate of those entities, except as the 1940 Act and the SEC permit.

      The Sub-Advisory Agreement for a particular Fund will become effective on August 1, 2003, and will continue in effect until July 31, 2004. After that date, if the Sub-Advisory Agreement is not terminated, it will remain in full force and effect for successive twelve-month periods, provided that such continuance is approved at least annually by (i) the vote of a majority of those Directors who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the Board or the vote of a majority of the outstanding shares of the Fund. No amendment to the Sub-Advisory Agreement requiring shareholder approval under the 1940 Act will be effective until the relevant Fund's shareholders approve the amendment.

      The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). On 60 day's written notice, a Fund (by a vote of the Board or a majority of its outstanding shares) or either of the Advisers may terminate the Agreement for that Fund without penalty.

      Board Evaluation of the Sub-Advisory Agreement. In reaching its decision to approve the Sub-Advisory Agreement, and to submit the Agreement to shareholders of each Fund for approval, the Board evaluated the capabilities, resources and performance records of BWAM. It also considered BWAM's "Enhanced Core Fixed Income Philosophy" (described above) and Mercantile's belief that this investment style would prove beneficial to each Fund over the long-term. The Board also considered the benefits that BWAM may derive from the Agreement, including receipt of investment research and information in return for allocating portfolio brokerage. The Board took into account the fact that BWAM had not previously advised regulated investment companies such as the Funds, but concluded that its extensive investment management experience could successfully be applied to the Funds. The Board considered each of these factors to be of material importance in its recommendation of the Agreement. Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant, the Directors concluded that the approval the Agreement between Mercantile and BWAM is in the best interests of each Fund and its shareholders.

      Leslie B. Disharoon, Chairman of the Board, and his wife each own shares of Mercantile Bankshares, the indirect parent of Mercantile and BWAM. Decatur H. Miller, a member of the Board, serves as co-trustee of a trust of which Mercantile is also a co-trustee. Any transactions by Directors involving securities of Mercantile, BWAM or their parents or subsidiaries since the beginning of the fiscal year ended May 31, 2002 did not exceed 1% of the outstanding securities of any class of such securities.

      For certain other information pertinent to these proposals, see "Voting Information," "Additional Information" and "Other Matters."

      Required Vote. The approval of the Sub-Advisory Agreement for a Fund requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

       The Board recommends that shareholders of each Fund vote "FOR" the approval of the Sub-Advisory Agreement with BWAM.

                               VOTING INFORMATION

      Record Date. Only shareholders of record at the close of business on May 30, 2003 (the "Record Date") will be entitled to vote at the Meeting. On that date, there were ______________ shares of the Limited Maturity Bond Fund and ______________ shares of the Total Return Bond Fund outstanding and entitled to be voted at the Meeting.

      Quorum. The presence in person or by proxy of the holders of at least a majority of all the votes that a Fund's shareholders are entitled to cast at the Meeting will constitute a quorum for that Fund. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but not voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal No. 1.

      If a quorum with respect to a Fund is not present at the Meeting or at any adjournment of the Meeting, or if a quorum is present at the Meeting but the Company does not receive sufficient votes to approve Proposal No. 1, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR Proposal No. 1 in favor of such adjournments, and will vote those proxies required to be voted AGAINST Proposal No. 1 against any such adjournments.

      Other Shareholder Information. Mercantile may be deemed to be the beneficial owner, for purposes of the federal securities laws, of approximately ___% of the shares of the Limited Maturity Bond Fund and ___% of the Total Return Bond Fund that were outstanding on the Record Date, because Mercantile possessed sole or shared voting or investment power for such shares. Mercantile does not, however, have any economic interest in such shares, which are held solely for the benefit of its customers. Mercantile has advised the Company that it intends to vote the shares of each Fund over which it has voting power in a manner that is consistent with its fiduciary responsibilities. To the Company's knowledge, at the Record Date no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding shares of either Fund. As of the Record Date, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of either Fund.

                             ADDITIONAL INFORMATION

      Information About Mercantile. Mercantile's principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly-owned subsidiary of MSD&T which, in turn, is wholly-owned by Mercantile Bankshares. As of May 30, 2003, Depository Trust & Clearing Corporation, 55 Water Street, New York, New York 10004, owned of record more than 10% of the issued and outstanding common stock of Mercantile Bankshares. To the Company's knowledge, no other person owns beneficially or of record 10% or more of any class of issued and outstanding voting securities of Mercantile Bankshares.

      The Company's Advisory Agreement with Mercantile permits Mercantile to act as investment adviser to one or more other investment companies and to fiduciary and other managed accounts. As of May 30, 2003, Mercantile managed approximately $_________ of investment company assets.

      Under its Advisory Agreement with Mercantile, each Fund pays Mercantile an annual advisory fee of 0.35% of the Fund's average daily net assets. For the fiscal year ended May 31, 2002, the Limited Maturity Bond Fund and the Total Return Bond Fund paid Mercantile $378,339 (0.25% of its average daily net assets) and $283,026 (0.23% of its average daily net assets), respectively, in annual advisory fees (after waivers). Mercantile voluntary waived fees during this period in order to keep each Fund's total operating expenses at certain levels. Although such waivers may be ongoing, Mercantile may revise or cancel them at any time without notice.

      The following table shows the name, position with Mercantile and principal occupation of the chief executive officer and each director of Mercantile as of May 30, 2003. Each individual's address is Two Hopkins Plaza, Baltimore, Maryland 21201.

-------------------------------------------------------------------------------
                    Position with
Name                Mercantile        Principal Occupation
-------------------------------------------------------------------------------
John J. Pileggi     Director,         Executive Vice President, Wealth
                    President and CEO Management Institutional Sales, MSD&T
-------------------------------------------------------------------------------
Wallace             Director,         Chairman, Investment and Wealth
Mathai-Davis        Chairman of the   Management, Mercantile Bankshares and
                    Board             MSD&T Director, Mercantile Bankshares
                                      and MSD&T
-------------------------------------------------------------------------------
J. Marshall Reid    Director          Director, President and COO, MSD&T
-------------------------------------------------------------------------------

      Information About BWAM. BWAM and Mercantile may be considered affiliates of each other because both are indirect, wholly-owned subsidiaries of Mercantile Bankshares (see "Additional Information -- Information About Mercantile"). The following table lists the name and principal occupation of the principal executive officers of BWAM as of May 30, 2003. Each individual's address is 1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44114.

-------------------------------------------------------------------------------
Name                Principal Occupation
-------------------------------------------------------------------------------
Clyde E. Bartter    Chairman, Chief Executive Officer and CIO of BWAM
-------------------------------------------------------------------------------
Timothy M. Hyland   President and Marketing Director of BWAM
-------------------------------------------------------------------------------
Brian L. Gevry      Chief Operating Officer and Assistant CIO of BWAM
-------------------------------------------------------------------------------
R. Davis Hoke       Executive Vice President of BWAM
-------------------------------------------------------------------------------

      BWAM currently manages no other registered investment companies. The Board, however, has authorized a new series of the Company, the Low Duration Fund, to which BWAM has been appointed sub-adviser. The Low Duration Fund has not yet commenced operations as of the date of this proxy.

      Payments to Affiliates. Mercantile, with principal offices located at Two Hopkins Plaza, Baltimore, Maryland 21201, serves as administrator to the Company. For its services as administrator, Mercantile receives fees from each Fund and each other portfolio of the Company, computed daily and payable monthly, calculated at the annual rate of 0.125% of the Company's aggregate average daily net assets. For the fiscal year ended May 31, 2002, Mercantile received administrative fees (net of waivers) of $151,087 (0.10% of average daily net assets) and $144, 285 (0.12% of average daily net assets) from the Limited Maturity Bond Fund and the Total Return Bond Fund, respectively. The Company expects that Mercantile will continue to provide administrative services to the Funds after the Meeting.

      Affiliated Brokers. During the fiscal year ended May 31, 2002, neither Fund paid any commissions to affiliated brokers.

      Distributor. BISYS Fund Services Limited Partnership (the "Distributor") serves as the exclusive distributor of the shares of the Company. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

                                  OTHER MATTERS

      The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: June 6, 2003

                                                                       EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

      AGREEMENT made this _______ day of _______, 2003, between Mercantile Capital Advisors, Inc. (the "Adviser"), an investment adviser having its principal place of business in Baltimore, Maryland, and Boyd Watterson Asset Management, LLC (the "Sub-Adviser"), an investment adviser having its principal place of business in Cleveland, Ohio.

      WHEREAS, the Adviser serves as investment adviser to the investment portfolios of the Mercantile Funds, Inc. (the "Company"), a Maryland corporation having its principal place of business in Baltimore, Maryland, and is registered open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to certain investment portfolios of the Company and may retain the Sub-Adviser to serve in such capacity with respect to certain additional investment portfolios of the Company, all as now or hereafter may be identified in Schedule A hereto (individually referred to herein as a "Fund" and collectively referred to herein as the "Funds") and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Funds as permitted by the Adviser's Advisory Agreement with the Company pertaining to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2. Sub-Advisory Services. Subject to the supervision of the Company's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Funds and will manage each Fund's overall cash position. The Sub-Adviser will provide the services under this Agreement in accordance with each Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors.

3. Brokerage. The Sub-Adviser shall select brokers and dealers for any purchase or sale of assets of the Accounts and is hereby directed to obtain for the Accounts in such transactions "best price and best execution." Consistent with the foregoing and to the extent permitted by the 1940 Act, the Sub-Adviser may, in the allocation of portfolio brokerage business and the payment of brokerage commissions, consider the brokerage and research services furnished the Sub-Adviser by brokers and dealers, in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. In no instance will portfolio securities be purchased from or sold to an affiliated person of the Adviser, the Sub-Adviser, or any affiliated person of the Company, the Adviser or the Sub-Adviser, except to the extent permitted by the 1940 Act and the Securities and Exchange Commission (the "SEC").

4. Covenants by Sub-Adviser. The Sub-Adviser agrees that with respect to the services provided to the Company that it:

      (a) will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities and will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

      (b) will conform with all applicable rules and regulations of the SEC under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

      (c) will be responsible for taking action with respect to any proxies, notices, reports and other communications relating to any of the Fund's portfolio securities;

      (d) will maintain all books and records with respect to the securities transactions of the Funds, will furnish the Adviser and Company's Board of Directors with such periodic and special reports as the Board may reasonably request with respect to the Funds, and will provide in advance to the Adviser all reports to the Company's Board of Directors for examination and review within a reasonable time prior to the Company's Board meetings;

      (e) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

      (f) will attend regular business and investment-related meetings with the Company's Board of Directors and the Adviser if requested to do so by the Company and/or the Adviser.

5. Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants that it (i) is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and (ii) that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

6. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the SEC and all amendments thereto; and the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus"). The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from the Adviser, calculated at the annual rate described in Schedule A attached hereto.

9. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds.

10. Limitation of Liability. In the absence of (a) willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser shall not be subject to any liability whatsoever to the Company, or to any shareholder of the Funds for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Funds.

11.   Duration and Termination.

      (a) This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the SEC), provided that it shall have been approved by a majority of the Company's Board of Directors, including a majority of those members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval and by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until July 31, 2004. Thereafter, the Agreement shall continue in effect for successive one-year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Company's Board of Directors who are not "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of such Fund.

      (b) This Agreement may be terminated at any time without the payment of any penalty, on sixty (60) days prior written notice, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund), by the Sub-Adviser or by the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed to the:

            Sub-Adviser:
            1801 East Ninth Street
            Suite 1400
            Cleveland OH 44114

            Adviser:
            Attn: Compliance Department
            Two Hopkins Plaza
            Baltimore MD 21201

            Mercantile Funds, Inc.:
            Mercantile Capital Advisors, Inc.
            Attn: Funds Administration
            Two Hopkins Plaza
            Baltimore MD 21201

13. Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to solicit and furnish similar services to others so long as its services under this Agreement are not impaired thereby.

14. Amendment of this Agreement. No amendment of this Agreement for which approval by the outstanding voting securities of each Fund is required under the 1940 Act shall be effective until approved by the vote of a majority of the outstanding voting securities of the Funds.

15. Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Maryland.

16. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                    * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                             MERCANTILE CAPITAL ADVISORS, INC.

                             By: _________________________
                             Name: _______________________
                             Title: ________________________

                             BOYD WATTERSON ASSET MANAGEMENT, LLC

                             By: __________________________
                             Name: ________________________
                             Title: _________________________

                                   SCHEDULE A

                             Sub-Advisory Agreement
                    between Mercantile Capital Advisors, Inc.
                     and Boyd Watterson Asset Management LLC

      Name of Fund                     Compensation*
-----------------------------     ---------------------

------------------------------------------------------
Mercantile Limited Maturity              0.075%
Bond Fund
------------------------------------------------------
Mercantile Total Return Bond             0.075%
Fund
------------------------------------------------------
Mercantile Low Duration Fund**           0.15%
------------------------------------------------------
* The fees shall be waived proportionally subject to any fee management waivers that the Adviser has voluntarily made in order to keep the annual fees and expenses for the Funds at a certain level.

** The fee shall be calculated at the above annual rate on the first $1 billion of the Fund's average daily net assets. The fee shall be 0.10% of the Fund's average daily net assets in excess of $1 billion.

                                  FORM OF PROXY

                    Carefully fold & detach along perforation

                           LIMITED MATURITY BOND FUND

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Mercantile Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Limited Maturity Bond Fund (the "Fund") to be held on July 7, 2003, at the offices of Mercantile Capital Advisors, Inc., the Fund's investment adviser ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 at 9:00 a.m.

The undersigned hereby appoints Cornelia H. McKenna and Bonnie C. Railey, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of Class A, B, C and Institutional Class common stock representing interests in the Fund held of record by the undersigned on May 30, 2003, the record date for the Special Meeting, upon the following matters and upon ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve a Sub-Advisory Agreement between Mercantile and Boyd Watterson Asset Management, LLC for the Fund.

            For                      Against                    Abstain
            [_]                        [_]                        [_]

(2) The undersigned authorizes the proxies to vote, in their discretion, upon such other business as may properly come before the Special Meeting.

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" EACH PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Date: ______________                     Date: ______________
Signature:__________________________     Signature: _________________________


      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  FORM OF PROXY

                    Carefully fold & detach along perforation

                             TOTAL RETURN BOND FUND

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Mercantile Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Total Return Bond Fund (the "Fund") to be held on July 7, 2003, at the offices of Mercantile Capital Advisors, Inc., the Fund's investment adviser ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 at 9:00 a.m.

The undersigned hereby appoints Cornelia H. McKenna and Bonnie C. Railey, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of Class A, B, C and Institutional Class common stock representing interests in the Fund held of record by the undersigned on May 30, 2003, the record date for the Special Meeting, upon the following matters and upon ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve a Sub-Advisory Agreement between Mercantile and Boyd Watterson Asset Management, LLC for the Fund.

            For                      Against                    Abstain
            [_]                        [_]                        [_]

(2) The undersigned authorizes the proxies to vote, in their discretion, upon such other business as may properly come before the Special Meeting.

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" EACH PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Date: ______________                     Date: ______________
Signature:__________________________     Signature: _________________________


      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.